SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

FIRST CAROLINA INVESTORS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FIRST CAROLINA INVESTORS, INC.
P.O. BOX 1827
FORT MILL, SOUTH CAROLINA 29716-1827

Notice of 2005 Annual Meeting of Shareholders
To Be Held on June 20, 2005

TO THE SHAREHOLDERS:
      Notice is hereby given that the 2005 Annual Meeting of Shareholders (the “Meeting”), of First Carolina Investors, Inc. (the “Company”), will be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730 at 1:00 p.m., on June 20, 2005 for the following purposes:

1.	To elect five directors of the Company to serve until 2006 Annual Meeting of Shareholders.

2.	To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG LLP as the Company’s independent public accountants for the current year.

3.	To consider and act upon any other matters which may properly come before the Meeting.
      Shareholders of record at the close of business on May 2, 2005 are entitled to notice of and to vote at the Meeting or any adjournment thereof.
Important Notice
Please complete, sign, date, and return the enclosed proxy card to ensure that your shares are voted at the Meeting. A return envelope addressed to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, Proxy Department, New York, New York 10004 is enclosed. If you attend in person, you may withdraw your proxy and vote in person.

By Order of the Board of Directors

Cynthia J. Raby
Assistant Secretary
Dated: May 10, 2005

May 10, 2005
FIRST CAROLINA INVESTORS, INC.

PROXY STATEMENT

2005 Annual Meeting of Shareholders
To Be Held on June 20, 2005
GENERAL INFORMATION
      This statement is furnished in connection with the solicitation by the Board of Directors of First Carolina Investors, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders of First Carolina Investors, Inc. (the “Meeting”) to be held on June 20, 2005 at 1:00 p.m., and any adjournment thereof. The Meeting will be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730.
      Certain financial statements of the Company and the related notes are contained in the Annual Report. Under separate cover we will provide you with a copy of the most recent Semi-Annual Report. A copy of the Annual Report has also been provided. If you have not received the reports, a copy will be provided to shareholders without charge upon request directed to the Assistant Secretary, P.O. Box 1827, Fort Mill, South Carolina 29716. Copies are also available on the Securities and Exchange Commission’s web site at www.sec.gov. Shareholders may also use our toll-free number (800-920-3617) to request the reports. This Proxy Statement and Form of Proxy will first be sent to shareholders on or about May 13, 2005.
VOTING, SOLICITATION AND REVOCABILITY OF PROXIES
      The only voting securities of the Company are shares of common stock having no par value of which 3,500,000 are authorized. The total number of shares issued as of May 2, 2005 was 886,679, of which the Company holds 100 shares as treasury stock, leaving 886,579 shares outstanding and entitled to vote at the Meeting. The holders of common stock are generally entitled to one vote for each share of common stock on each matter submitted to a vote at a meeting of shareholders. Shareholders of record on May 2, 2005 will be entitled to vote on the matters described herein.
      The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Meeting, withdrawing such proxy and voting in person. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the broker does not vote. Proxies will extend to, and will be voted at, any properly adjourned session of the Meeting.
      The expense of solicitation of proxies will be borne by the Company. In addition to the use of mail, proxies may be solicited by the directors, officers, employees of the Company, and/or their agents (who will receive no additional compensation therefore) by means of personal interview, telephone, facsimile or other electronic means. It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward soliciting material to the shareholders and to obtain authorization for the execution of proxies. The Company may upon request reimburse banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding proxy materials to shareholders.

PRINCIPAL SHAREHOLDERS
      The following table shows the stock ownership as of May 2, 2005 of the shareholders who are known to the Company to be beneficial owners of more than five percent of the Company’s common stock.

Name and Address	Amount and Nature of		Percent
of Beneficial Owner	Beneficial Ownership		of Class (1)

Brent D. Baird,	558,232	(2)	63.0%
Bruce C. Baird, and 19 others
1350 One M&T Plaza
Buffalo, New York 14203

(1)	Based on the number of shares of common stock of the Company outstanding as of May 2, 2005 which was 886,579.
(2)	Mr. Brent D. Baird and Mr. Bruce C. Baird disclaim beneficial ownership or interest in 452,160 and 535,504, respectively, of such shares. These shares are held in family trusts or custodianships and by their wives, relatives, entities owned and controlled by the Baird family and business associates.
STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS
      The following table represents the number of shares of common stock of the Company beneficially owned by the directors, nominees and officers of the Company as of May 2, 2005.

Name of Director or Nominee	Shares Owned		Percent of Class (1)

Bruce C. Baird	558,232	(2)	63.0%
Theodore E. Dann, Jr.	200		*
Patrick W.E. Hodgson	6,700	(4)	*
James E. Traynor	10,612	(3)	1.2%
H. Thomas Webb III	27,518		3.1%

Name of Officer

Brent D. Baird	558,232	(2)	63.0%
All directors and officers as a group	603,262		68.0%

*	Less than one percent

(1)	Based on the number of shares of common stock of the Company outstanding as of May 2, 2005, which was 886,579.
(2)	Mr. Brent D. Baird and Mr. Bruce C. Baird disclaims beneficial ownership or interest in 535,504 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(3)	Includes 2,612 shares owned by Mr. Traynor’s wife. Mr. James E. Traynor disclaims beneficial ownership with respect to the shares owned by his wife.
(4)	Mr. Patrick W.E. Hodgson disclaims beneficial ownership or interest in 6,700 shares. The shares are held in a family foundation.

PROPOSAL 1 — ELECTION OF DIRECTORS
NOMINEES
      Five directors of the Company are to be elected to hold office until the next annual election of directors and until their successors have been duly elected and qualified. Certain information with respect to the nominees for election as directors is set forth below. Should any one or more of the persons named be unable or unwilling to serve (which is not expected) the proxies will be voted for such other person or persons as the directors may recommend.
      Any shareholder is entitled to vote, in person or by proxy, the number of shares standing of record in the shareholder’s name on the record date for as many persons as there are directors to be elected. Cumulative voting is not permitted. The affirmative vote of a majority of shares outstanding and entitled to vote is required to elect directors. The Board has determined that a majority of its members and nominees satisfy the independence criteria currently required. The independent members of the Board are Messrs. Theodore E. Dann, Jr. Patrick W.E. Hodgson, James E. Traynor and H. Thomas Webb III. The directors of the Company recommend a vote FOR the nominees listed below. Each of the following nominees was elected as a director at the 2004 Annual Meeting of Shareholders.
      The following information is presented with respect to those nominees who are considered “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Other
	Position(s)	Term of	Principal	Directorships
	Held	Office and	Occupation(s)	Held by Director
	With	Length of	During Past 5	or Nominee for
Name, Age and Address	Fund	Time Served	Years	Director

Bruce C. Baird (1)(2), 59 215 Broadway Buffalo, New York 14204	Vice- President, Secretary, and Director	Since June 19, 1991	Since 1975, Mr. Bruce C. Baird has been Chairman and owner of Belmont Management Co., Inc., a real estate development and management company. Since 1985, Mr. Bruce C. Baird has been President of Belmont Contracting Co., Inc., a construction company.	Belmont Management Co., Inc. (a real estate development and management company)

(1)	Mr. Bruce C. Baird and Mr. Brent D. Baird, the Company’s President, are brothers. No other directors or officers are related.
(2)	As a member of the Company’s management and a principal shareholder, Mr. Bruce C. Baird is an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

      The following information is presented with respect to those nominees who are not considered “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Other
	Position(s)	Term of	Principal	Directorships
	Held	Office and	Occupation(s)	Held by Director
	With	Length of	During Past 5	or Nominee for
Name, Age and Address	Fund	Time Served	Years	Director

Theodore E. Dann, Jr., 52 5250 North Sherman Street Denver, Colorado 90216	Director	Since January 17, 1995	Since 1985, Mr. Dann has been Director, Vice President, Secretary, Treasurer and General Counsel for Ferro Alloys Services, Inc. He is also currently serving as Executive Vice President of Advance Foam Plastics, Inc.

Patrick W.E. Hodgson, 64 60 Bedford Road Toronto, Ontario Canada M5R 2K2	Director	Since June 17, 1992	Mr. Hodgson has been Chairman of the Board of Todd Shipyards Corporation since February, 1993 and has been the President of Cinnamon Investments Ltd. since 1981.	Todd Shipyards Corporation M&T Bank Corporation

James E. Traynor, 55 1030 Assembly Drive Fort Mill, South Carolina 29708	Director	Since May 29, 1998	Mr. Traynor is President of Clear Springs Development Co, LLC (real estate development).

H. Thomas Webb III, 57 Suite 1300 400 South Tryon Street Charlotte, North Carolina 28201	Chairman, Director	Since June 30, 1979	Mr. Webb is Senior Vice President of Crescent Resources, Inc. (real estate development company).
DOLLAR RANGE OF EQUITY SECURITIES
      The following table gives information regarding the dollar range of equity securities in the fund for the directors and nominees as of May 2, 2005.

Dollar Range of
Equity Securities
Name of Director or Nominee	in the Fund (1)

Bruce C. Baird	over $100,000
Theodore E. Dann, Jr.	$10,001 – $50,000
Patrick W.E. Hodgson	over $100,000
James E. Traynor	over $100,000
H. Thomas Webb III	over $100,000

(1)	Based on the last sales price for a share of common stock of the Company on May 9, 2005, which was $56.00.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, officers and persons who own more than 10 percent of a registered class of the Company’s securities file reports with the Securities and Exchange Commission of any purchase or sale of the Company’s common stock and provide the Company with a copy of the Section 16(a) forms they file. Based solely on a review of all such forms furnished to the Company, the Company believes that with respect to fiscal year 2004, all such persons complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS
      The following is a listing of the Company’s executive officers:

	Current			Other
	Position(s)	Term of	Principal	Directorships
	Held	Office and	Occupation(s)	Held by Director
	With	Length of	During Past 5	or Nominee for
Name, Age and Address	Fund	Time Served	Years	Director

H. Thomas Webb III, 57	Chairman	Since May 19, 2004	Mr. Webb has been Chairman of the Company since 2004. From 1979 to 2000 Mr. Webb served as President of the Company.

Brent D. Baird (1)(2)(4), 66 1350 One M&T Plaza Buffalo, New York 14203	President	Since July 25, 2001	Mr. Baird is primarily a private investor and a registered person with Trubee Collins & Co., Inc., a member of the New York Stock Exchange. Mr. Baird was Chairman of the Company from 1978 to 2004. Mr. Baird has served as President from 2001 to present.	M&T Bank Corporation Todd Shipyards Corporation Merchants Group, Inc.

Bruce C. Baird (3)(4), 59 215 Broadway Buffalo, New York 14204	Vice- President, Secretary, and Director	Since June 19, 1991	Since 1975, Mr. Bruce C. Baird has been Chairman and owner of Belmont Management Co., Inc., a real estate development and management company. Since 1985, Mr. Bruce C. Baird has been President of Belmont Contracting Co., Inc., a construction company.	Belmont Management Co., Inc. (a real estate development and management company)

(1)	Mr. Brent D. Baird oversees the securities investments on behalf of the Company. As a member of the Company’s management and a principal shareholder, Mr. Brent D. Baird is an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.
(2)	Mr. Brent D. Baird disclaims beneficial ownership or interest in 452,160 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Brent D. Baird and 20 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(3)	Mr. Bruce C. Baird disclaims beneficial ownership or interest in 535,504 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(4)	Mr. Brent D. Baird and Mr. Bruce C. Baird are brothers. No other directors or officers are related.

EXECUTIVE OFFICERS’ AND DIRECTORS’ COMPENSATION
      Each director received compensation of $2,500 for each of the four meetings of directors attended in 2004 and $1,000 per Audit Committee meeting attended. Each director received a yearly fee of $10,000 in 2004. The executive officers listed below do not receive compensation other than director fees. Mr. Brent Baird was a director for a portion of 2004. The Company has not entered into any employment agreements.

Total
Compensation
Name of Person, Position	from the Company

Brent D. Baird	$15,000

Former Chairman, President and Former Director

Bruce C. Baird	$20,000

Vice-President, Secretary and Director

H. Thomas Webb III (1)	$20,000

Chairman, Director

Theodore E. Dann, Jr.	$25,000

Director

Patrick W. E. Hodgson	$25,000

Director

James E. Traynor (1)	$25,000
Director

(1)	The Company had a non-qualified Deferred Compensation Plan, pursuant to which directors and officers of the Company, as designated by the Board of Directors, may elect to defer payment of certain amounts of their fees or salary. Messrs. Webb and Traynor have participated in the plan, accumulating $1,414,019 and $878,633, respectively. As of January 1, 1998, additional contributions were no longer permitted.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS
      The Company has not adopted a formal policy on Board member attendance at its Annual Meeting of Shareholders, although all Board members are encouraged to attend, and historically, most have done so. All Board members attended the Company’s 2004 Annual Meeting of Shareholders.
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
      Shareholders may contact one or more members of the Board of Directors by writing to the Assistant Secretary at the address listed on the front page of this Proxy Statement.
MEETINGS AND COMMITTEES OF DIRECTORS
      There are two committees of directors. They are the Audit Committee and the Pricing Committee. The Pricing Committee is composed of Brent D. Baird and H. Thomas Webb III. Mr. Brent D. Baird is considered an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940. The Pricing Committee determines the fair value of certain securities that cannot be given a market value through market quotations which are readily available, either through a national pricing service approved by the Board or by independent broker-dealers or market makers, also in accordance with the valuation procedures approved by the Board. The Pricing Committee provides the value to be used for such securities until another valuation source is identified through one of the two sources outlined above. The Audit Committee is composed entirely of directors who are not interested persons of the Company (as defined in the 1940 Act). The independent members of the Audit Committee are James E. Traynor, Chairman, Theodore E. Dann, Jr. and Patrick W.E. Hodgson. The Audit Committee is charged with the duty of reviewing and considering the auditors’ fee estimates, billings and independence. The Audit Committee is available to the auditors during the audit and meets with the auditors after completion of the audit to review the financial statements of the Company, the auditors’ assessment of the correctness and quality of the financial statements and the recommendations of the auditors on internal controls.

The Audit Committee also reviews and oversees internal accounting policies and practices. The Audit Committee held five meetings during 2004.
      The Board does not maintain a standing nominating or compensation committee; however the independent directors on the Board function in the capacity of a nominating committee. To that end, the qualifications of candidates considered include: at all times a majority of the Directors must be independent; all Directors should have business experience that makes them qualified to serve as a Director of the Company; the Directors are often shareholders with a personal stake in the growth and stability of the Company; and all individuals recommended for appointment to the Board must also meet the eligibility requirements specified in the Company’s Bylaws.
      The independent directors will consider valid shareholder nominations for directors made in writing. In order to be considered for the next election of directors at the 2006 Annual Meeting, shareholder nominations must be received by the Secretary at the Company’s principal office on or before December 30, 2005. In order to be valid, a shareholder nomination must set forth (1) the name and address, as they appear on the Company’s books, of the shareholder nominating the candidate; (2) the number of shares of the Company’s stock beneficially owned by the shareholder; (3) the name, age, business address, and residence address of the nominee; (4) the principal occupation or employment of the nominee; (5) the number of shares of the Company’s stock beneficially owned by the nominee, if any; (6) a description of all arrangements or understandings between the shareholder and the nominee and any other persons pursuant to which the shareholder is making the nomination; and (7) any other information required to be disclosed in solicitations of proxies for election of directors, relating to any person that the shareholder proposes to nominate for election or reelection as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
      The Board of Directors held four meetings during 2004. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served. The First Restated Proxy Voting Policy of First Carolina Investors, Inc. adopted March 23, 2005 by the Board of Directors is attached as Appendix B.
AUDIT MATTERS
      Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Dann, Hodgson and Traynor, each of whom the Board of Directors has determined is independent and meet the financial literacy requirements for Audit Committee members within the guidelines for independence established. The Audit Committee operates under a written charter approved by the Board of Directors. The First Restated Charter for the Audit Committee of First Carolina Investors, Inc. adopted March 23, 2005 by the Board of Directors is attached as Appendix A. The Board and the Audit Committee have not designated a financial expert on the Audit Committee. The Board and the Audit Committee believe that the combined educational and business experience of its members, in addition to outside experts available, provides adequate resources to address the varying areas of responsibility of the Audit Committee.
      Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board

Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent”.
      Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

JAMES E. TRAYNOR, CHAIRMAN
THEODORE E. DANN, JR.
PATRICK W.E. HODGSON
AUDIT AND RELATED FEES
      Set forth below is information relating to the aggregate KPMG LLP fees for professional services rendered for the fiscal year ended December 31, 2004.
      Audit Fees. The aggregate KPMG LLP fees billed for 2004 and 2003 were $59,000 and $51,000 respectively, for professional services rendered for the audit of the registrant’s consolidated financial statements for the fiscal year ended December 31, 2004 and 2003.
      Tax Fees. The aggregate KPMG LLP fees billed for 2004 and 2003 were $34,500 and $42,650 respectively, for professional services rendered for tax return preparation and research.
      All Other Fees. There were no other fees billed by KPMG LLP.
      Audit Committee Pre-Approved Policy. The Audit Committee of the Company requires all audit, tax, audit-related fees and all other fees be proposed and pre-approved with the Audit Committee prior to the services being provided. The Audit Committee carefully considers the independence of the accountants and the reasonableness of the fees quoted in relation to the services anticipated. All of the above fees were pre-approved by the Audit Committee and all the services performed above were performed by KPMG LLP full-time permanent employees. The Audit Committee did not have to consider whether the provision of non-audit services to any other entity other than the Company, were compatible with maintaining KPMG LLP independence. The Audit Committee does not delegate its responsibility to pre-approved services performed by the independent accountants to management.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc. (“Trubee, Collins”), of which Brent D. Baird, President of the Board and an affiliated person of the Company is a registered person. The total commissions paid by the Company to Trubee, Collins in the Company’s last three years were $6,775, $4,175, and $2,300 for 2004, 2003 and 2002, respectively.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS
      The Board of Directors recommends that the shareholders ratify the appointment of KPMG LLP as independent public accountants for the Company for the current year. A representative of KPMG LLP will be available during the Meeting and, if so desired, will have an opportunity to make a statement. The representative will be able to respond to appropriate questions.
      Approval of the proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the current year requires a favorable vote of a majority of the outstanding shares. Under the provisions applicable to investment companies, a vote of the majority of the outstanding shares means the lesser of (a) 67 per centum or more of the shares present at the Meeting, if the holders of more than 50 per centum of the outstanding shares are present in person or represented by proxy, or (b) more than 50 per centum of the outstanding shares of the Company.
      The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of KPMG LLP as independent public accountants for the current year and as independent auditor for the year ending December 31, 2005.
PROPOSAL 3 — OTHER MATTERS
      The Board of Directors does not know of any business which will be presented at the Meeting other than the matters specifically set forth in the Notice of Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying Form of Proxy and acting thereunder will vote in accordance with their best judgment of such matters.
SHAREHOLDER PROPOSALS
PROPOSALS IN THE COMPANY’S PROXY STATEMENT
      Shareholders having proposals which they desire to present at next year’s annual meeting should, if they desire that such proposals be included in the Board of Directors’ proxy and proxy statement relating to such meeting, submit such proposals in time to be received by the Company and its independent directors at its principal executive office in Fort Mill, South Carolina, not later than December 30, 2005. To be so included, all such submissions must comply with the requirements set forth in Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors directs the close attention of interested shareholders to such rule.
PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY’S PROXY MATERIAL
      For any stockholder proposal to be presented in connection with the 2006 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a shareholder must give timely written notice thereof in writing to the Company. To be timely, a shareholder’s notice must be delivered to the Company not later than March 10, 2006.
      Shareholders are urged to sign the enclosed Form of Proxy solicited on behalf of the directors and return it at once in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders’ direction.

By Order of the Board of Directors

Cynthia J. Raby
Assistant Secretary
Fort Mill, South Carolina

APPENDIX A
FIRST RESTATED CHARTER
FOR THE AUDIT COMMITTEE
OF
FIRST CAROLINA INVESTORS, INC.
       This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of First Carolina Investors, Inc. (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.
Purposes
      The Audit Committee has as its primary purpose oversight responsibility for the quality and integrity of the Fund’s financial reporting; the Fund’s compliance with legal and regulatory requirement’s; the independent auditors qualifications and independence; and the performance of the Fund’s internal audit function and independent auditors. The Committee shall also review and approve the Committee’s report that the Securities and Exchange Commission (“SEC”) rules require be included in the Fund’s annual Proxy Statement.
Authority
      The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources and the ability to retain experts, advisers, counsel or others to discharge its responsibilities effectively.
Composition and Term of Members of the Audit Committee
      The Audit Committee shall be composed of not less than two members of the Board of Directors who are “independent” and not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, each of whom is able to read and understand financial statements (or acquire such familiarity within a reasonable period of time after his/her appointment). As required by Section 301 of the Sarbanes-Oxley Act of 2002, the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his or her capacity as a member of the Audit Committee or a member of the Board of Directors, or be an affiliated person of the Fund. As required by Section 407 of the Sarbanes-Oxley Act of 2002, one or more members of the Audit Committee must be a “financial expert” as defined in rules adopted by the SEC to implement that requirement or the Audit Committee must state reasons why a financial expert has not been appointed.
      The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto. The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed. The members of the Committee may be removed with or without cause, by majority vote of the Board. The Chair will preside over all regular sessions of the Committee and set the agenda for the Committee meetings.
Meetings
      The Audit Committee shall meet quarterly with additional meetings being held as deemed appropriate by the Chair of the Committee. The Compliance Officer will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee. Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.
      All nonmanagement members of the Board of Directors that are not on the Audit Committee may attend Committee meetings, but not vote. The Committee may also exclude or invite any person it deems appropriate from or to any meeting in order to carry out its responsibilities.

      A majority of the Committee members, but not less than two, shall constitute a quorum. The Committee may meet personally or telephonically, and may take action by unanimous written consent with respect to matters addressed outside a formally called and noticed meeting of the Committee.
Responsibilities of the Audit Committee
      The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountants, and the individuals at First Carolina Investors, Inc. who provide financial and executive management of the Fund (“Management”).
      In carrying out these responsibilities and the Purposes stated above, the Audit Committee shall perform the following functions:
      A. Independent Auditors and Financial Reporting:

1	The Committee shall have the direct responsibility and authority to appoint, retain, compensate, replace, evaluate, and oversee the independent auditors. The Committee shall inform such independent auditors that they report directly to the Committee and that the Committee will handle any disagreements noted with management

2	Evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to Management and to receive the specific representations of the independent public accountants as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Fund as required by Section 201 of the Sarbanes-Oxley Act of 2002, any pre-approval requests submitted by the independent public accountants as required by Section 202 of that Act, the audit partner rotation requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

3	Meet with the independent public accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Fund’s financial statements and related footnotes, the independent public accountants’ report thereon, any significant changes required in the independent public accountants’ audit plan, any serious difficulties or disputes with Management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

4	Review with the independent public accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent public accountants. The Audit Committee will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act of 2002.

5	Review periodically with the independent public accountants the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

6	Provide the independent public accountants with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent public accountants’

evaluation of Management’s financial and accounting personnel; the budget and staffing of the Fund’s internal audit function; and the cooperation which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

7	Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

8	Review the proposed service plan and fee schedule of the independent public accountants and any other advisors retained by the Committee in relation to services proposed to be provided to the Fund. All audit and non-audit engagements must be explicitly approved in advance by the Committee.

9	Investigate any improprieties or suspected improprieties in the Fund’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

      B. Reports

10	Review and approve all Audit Committee reports in the Proxy as required by the SEC.

11	Maintain minutes or other records of all meetings and summarize the proceedings of all meetings and any areas of concern with respect to any relevant financial, legal regulatory or other matter deemed necessary by the Audit Committee at meetings of the Board of Directors of the Fund.

12	Perform any functions required to be performed by it under any applicable law, rules or regulations, the Fund’s by-laws and the resolutions of the Board.
      C. Legal Compliance

13	Review annually the Fund’s compliance program and Code of Ethics compliance.

14	Review with the Fund’s counsel any legal matter having a significant impact on the Fund’s financial statements and any material inquiries or reports received from regulatory or governmental agencies.

15	Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

16	Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.
      D. Annual Review

17	Annually review the performance of the Committee and its members, including compliance with this Charter, and recommend any improvements to the Charter to the Board of Directors considered necessary or valuable.
      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all requirements, are of the highest quality, and are consistent with “best practices” of the investment company industry.
Effective as of March 23, 2005.

Exhibit A
Members of the Audit Committee
     Theodore E. Dann, Jr
     Patrick W.E. Hodgson
     James E. Traynor, Chair

APPENDIX B
FIRST RESTATED
PROXY VOTING POLICY
OF
FIRST CAROLINA INVESTORS, INC.
Adopted: MARCH 23, 2005
       The following Proxy Voting Policy, originally adopted on May 21, 2003, by the Board of Directors of First Carolina Investors, Inc. is hereby restated as follows:
      The Proxy Voting Policy of First Carolina Investors, Inc. (the “Fund”) will be procedurally for the President to vote according to “management’s recommendations” in the received proxies, provided the vote is in the best interest of the Fund, and to send a copy to the Assistant Secretary for filing in the business records at the Fund’s headquarters. If the President believes it is not in the Fund’s best interests to vote in accordance with “management’s recommendations” on a proxy received, he will prepare a memorandum disclosing such reasons for disagreeing with “management’s recommendations” which will be kept in the business records at the Fund’s headquarters. In the event of a conflict of interest, the President will contact the Pricing Committee and the full Board of Directors of the fund to discuss the issues. Copies of all proxies received and voted on will be available for all Directors and Officers to review at any time.

FIRST CAROLINA INVESTORS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
June 20, 2005 at 1:00 p.m.
       KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of First Carolina Investors, Inc., a Delaware corporation, hereby constitutes and appoints PATRICK W.E. HODGSON and BRUCE C. BAIRD or either of them, each with full powers of substitution, as attorneys and proxies for and on behalf of the undersigned, to act for and vote all of the shares of common stock of FIRST CAROLINA INVESTORS, INC. held or owned by the undersigned or standing in the name of the undersigned, at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730, on June 20, 2005 at 1:00 p.m., or any adjournment thereof, on the following matters:
       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to any matters under Proposal 3.
Item 1.   ELECTION OF DIRECTORS:

Bruce C. Baird	Theodore E. Dann, Jr.	Patrick W.E. Hodgson	James E. Traynor	H. Thomas Webb III

(a) ☐ FOR all nominees listed above (except as indicated below)	(b) ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below):

Item 2.   To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the current year.
☐ FOR          ☐ AGAINST          ☐ ABSTAIN
Item 3.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(SEE REVERSE SIDE)

THE UNDERSIGNED hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated May 10, 2005 and the Proxy Statement furnished herewith.

Dated:
, 2005

Signature

Signature (if held jointly)

Please sign exactly as name appears on stock records. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.